UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report: June 28, 2012
(Date of earliest event reported)

FORD MOTOR CREDIT COMPANY LLC
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of organization)

1-6368	38-1612444
(Commission File Number)	(IRS Employer Identification No.)

One American Road, Dearborn, Michigan	48126
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code 313-322-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))
[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 8.01. Other Events

In an interview with The New York Times on June 28, 2012, Bob Shanks, Executive Vice President and Chief Financial Officer of Ford Motor Company ("Ford"), provided additional insights regarding Ford's operations and the current economic environment, including the following:

For the second quarter of 2012, we expect the Company to be profitable, with positive Automotive operating-related cash flow, but we expect pre-tax operating profits excluding special items to be substantially lower than the same period a year ago. As noted in our quarterly report on Form 10-Q for the first quarter of 2012, we are incurring costs in the second quarter associated with new product launches and additional production capacity in Ford North America and Ford Asia Pacific Africa, for which the associated volume and revenue benefits will not be fully realized until the second half of the year.

We continue to expect good results for Ford North America and Ford Credit during the second quarter, but our operations outside of North America are under increasing pressure. In fact, our combined results for the second quarter for Ford South America, Ford Europe, and Ford Asia Pacific Africa could be a loss of about three times as much as the $190 million pre-tax loss incurred by these operations in the first quarter.

The issues we face outside of Ford North America are somewhat different by region. Ford South America is facing growing competitive and pricing pressures, as well as weakening currencies and unexpected and adverse changes in government policies affecting areas such as trade and access to foreign currency. In Europe, the situation has deteriorated significantly since we gave our guidance at the beginning of the year. Given our strong presence in the region, we are impacted by the serious economic crisis, compounded by an intensifying competitive environment as manufacturers react to lower consumer demand and excess production capacity. As a result, we have experienced a decline in margins in Europe and expect this pressure to continue for the foreseeable future. Ford Asia Pacific Africa continues to invest and pay for future growth, while not yet fully realizing the associated revenue of new products and facilities. While our volume is up in the region, our investment and growth costs are rising faster for now.

In all, we expect the second quarter to be profitable, although strong results from Ford North America and Ford Credit will be partially offset by the combined results from our operations outside of North America. For the full year, we continue to expect to be solidly profitable and to generate positive Automotive operating-related cash flow as a result of the continued strong performance by Ford North America and Ford Credit. We are evaluating the impacts of the pressures outside of Ford North America on our full-year guidance, and as usual we will provide a comprehensive update in our upcoming quarterly earnings announcement. Consistent with our One Ford plan, we are developing actions to address the challenges outside of North America to strengthen and improve our business.

Safe Harbor/Risk Factors

Statements included herein may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on expectations, forecasts, and assumptions by our management and involve a number of risks, uncertainties, and other factors that could cause actual results to differ materially from those stated, including, without limitation:

•	Decline in industry sales volume, particularly in the United States or Europe, due to financial crisis, recession, geopolitical events, or other factors;

•	Decline in market share or failure to achieve growth;

•	Lower-than-anticipated market acceptance of new or existing products;

•	Market shift away from sales of larger, more profitable vehicles beyond our current planning assumption, particularly in the United States;

•	An increase in fuel prices, continued volatility of fuel prices, or reduced availability of fuel;

•	Continued or increased price competition resulting from industry excess capacity, currency fluctuations, or other factors;

•	Fluctuations in foreign currency exchange rates, commodity prices, and interest rates;

•	Adverse effects on our operations resulting from economic, geopolitical, or other events;

•
Economic distress of suppliers that may require us to provide substantial financial support or take other measures to ensure supplies of components or materials and could increase our costs, affect our liquidity, or cause production constraints or disruptions;

•
Work stoppages at Ford or supplier facilities or other limitations on production (whether as a result of labor disputes, natural or man-made disasters, tight credit markets or other financial distress, information technology issues, production constraints or difficulties, or other factors);

•	Single-source supply of components or materials;

•	Labor or other constraints on our ability to maintain competitive cost structure;

•	Substantial pension and postretirement health care and life insurance liabilities impairing our liquidity or financial condition;

•	Worse-than-assumed economic and demographic experience for our postretirement benefit plans (e.g., discount rates or investment returns);

•	Restriction on use of tax attributes from tax law "ownership change";

•	The discovery of defects in vehicles resulting in delays in new model launches, recall campaigns, reputational damage, or increased warranty costs;

•	Increased safety, emissions, fuel economy, or other regulations resulting in higher costs, cash expenditures, and/or sales restrictions;

•	Unusual or significant litigation, governmental investigations or adverse publicity arising out of alleged defects in our products, perceived environmental impacts, or otherwise;

•
A change in our requirements where we have long-term supply arrangements committing us to purchase minimum or fixed quantities of certain parts, or to pay a minimum amount to the seller ("take-or-pay" contracts);

•	Adverse effects on our results from a decrease in or cessation or clawback of government incentives related to investments;

•	Inherent limitations of internal controls impacting financial statements and safeguarding of assets;

•	Cybersecurity risks to operational systems, security systems, or infrastructure owned by us or a third-party vendor, or at a supplier facility;

•	Failure of financial institutions to fulfill commitments under committed credit facilities;

•
Inability of Ford Credit to access debt, securitization, or derivative markets around the world at competitive rates or in sufficient amounts, due to credit rating downgrades, market volatility, market disruption, regulatory requirements, or other factors;

•	Higher-than-expected credit losses, lower-than-anticipated residual values or higher-than-expected return volumes for leased vehicles;

•	Increased competition from banks or other financial institutions seeking to increase their share of financing Ford vehicles; and

•	New or increased credit, consumer, or data protection or other regulations resulting in higher costs and/or additional financing restrictions.

Ford cannot be certain that any expectation, forecast, or assumption made in preparing forward-looking statements will prove accurate, or that any projection will be realized. It is to be expected that there may be differences between projected and actual results. Ford's forward-looking statements speak only as of the date of initial issuance, and Ford does not undertake any obligation to update or revise publicly any forward-looking statement, whether as a result of new information, future events or otherwise. For additional discussion of these risks, see "Item 1A . Risk Factors" of Ford's Annual Report on Form 10-K for the year ended December 31, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORD MOTOR CREDIT COMPANY LLC
(Registrant)

Date: June 28, 2012	By:	/s/ Corey M. MacGillivray
Corey M. MacGillivray
Assistant Secretary